UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2009

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA		19103-7583
(Address of principal executive offices)		(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 28, 2009, Sunoco Logistics Partners L.P.’s (the “Partnership”) issued press releases announcing its financial results for the 2008 fourth quarter and year-end and announcing its cash distribution. A copy of these press releases are attached as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 28, 2009, the Partnership issued press releases announcing its financial results for the fourth quarter and year-end 2008 and announcing its cash distribution. Additional information concerning the Partnership’s fourth quarter earnings was presented in a slide presentation to investors during a teleconference on January 28, 2009. A copy of the slide presentation is attached as Exhibit 99.3 and is incorporated herein by reference.

The information in this report, being furnished pursuant to Items 2.02 and 7.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press release dated January 28, 2009.

99.2	Press release dated January 28, 2009.

99.3	Slide presentation given January 28, 2009 during investor conference.

Forward-Looking Statement

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ NEAL E. MURPHY
Neal E. Murphy Vice President and Chief Financial Officer

January 29, 2009

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated January 28, 2009.

99.2	Press release dated January 28, 2009.

99.3	Slide presentation given January 28, 2009 during investor conference.